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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 27, 2003

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

   New York                         1-4346                       11-2418067
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(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

                 388 Greenwich Street, New York, New York           10013
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               (Address of principal executive offices)          (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits:

         Exhibit No.       Description

           1.01 Terms Agreement, dated May 27, 2003, between the Company and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's 7.0% Select EQUity Indexed NoteS(SM) based upon the common stock of Intel Corporation due May 27, 2005.

          4.01 Form of Note for the Company's 7.0% Select EQUity Indexed NoteS(SM) based upon the common stock of Intel Corporation due May 27, 2005.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2003                                 CITIGROUP GLOBAL MARKETS
                                                        HOLDINGS INC.

                                                     By: /s/ Mark I. Kleinman
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                                                         Mark I. Kleinman
                                                         Treasurer